Rule 497(d)

                                    FT 336

                         Internet FlexPortfolio Series
                          Energy FlexPortfolio Series

             Supplement to the Prospectus dated April 7, 1999

     Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from Internet FlexPortfolio Series and all shares of Petroleum Geo-Services ASA (Ticker: PGOGY) have been removed from Energy FlexPortfolio Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003